FUTURE DIMENSIONS VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND VARIABLE
ANNUITY CONTRACT
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account S-A1

Supplement dated November 3, 2006, to the prospectus dated October 1, 2004, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
_________________________________________________________________________________________

Information about the ING FMR® Earnings Growth Portfolio is amended as follows:

Effective November 6, 2006, the ING FMR® Earnings Growth Portfolio will be renamed the ING FMR®
Large Cap Growth Portfolio. Accordingly, all references to ING FMR® Earnings Growth Portfolio (Class I)
are to be replaced with ING FMR® Large Cap Growth Portfolio (Class I).

Information about the ING JPMorgan Small Cap Equity Portfolio is amended as follows:

Effective November 6, 2006, the ING JPMorgan Small Cap Equity Portfolio will be renamed the ING
JPMorgan Small Cap Core Equity Portfolio. Accordingly, all references to ING JPMorgan Small Cap
Equity Portfolio (Class I) are to be replaced with ING JPMorgan Small Cap Core Equity Portfolio (Class I).

141311	Page 1 of 1	November 2006